SOCIAL AWARENESS FUND

FOR TOTAL RETURN

service and guidance

goals

professional management

[GRAPHIC OMITTED: ILLUSTRATION OF MAN AND WOMAN HOLDING BROKEN PICTURE]


1998
Semi-Annual Report


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]



for total
  return
    2

DEAR SHAREHOLDER:                                         JUNE 3, 1998

THE U.S. STOCK MARKET HAS OFFERED considerable capital appreciation prospects for investors since November. Social Awareness Fund capitalized on a fortuitous environment and provided a total return of +13.51% (A Class shares at net asset value with distributions reinvested) for the six months ended May 31, 1998.

     A nexus of robust growth, low inflation, low interest rates and low unemployment propelled stock prices. Social Awareness Fund outperformed its peer group average and its returns were competitive with two equity market barometers - the Standard & Poor's 500 Index and Domini Social 400 Index - as shown below.

     Your Fund's subadviser - Vantage Investment Advisors of New York - begins its stock selection process with a slate of some 1,200 mid and large cap U.S. stocks. Companies that do not meet certain socially responsible criteria are then eliminated, as explained on page 4. Socially responsible investing lets Vantage help investors achieve financial objectives in a manner consistent with specific ethical concerns.

SOCIALLY RESPONSIBLE INVESTING LETS VANTAGE HELP INVESTORS ACHIEVE FINANCIAL OBJECTIVES IN A MANNER CONSISTENT WITH SPECIFIC ETHICAL
CONCERNS.

     Vantage employs computer driven quantitative methods to conduct fundamental analysis on the companies that meet the Fund's social responsibility screens. Vantage's quantitative techniques are an essential part of Social Awareness Fund's disciplined investment strategy - an approach that emphasizes stocks with both growth and value characteristics.

CUMULATIVE TOTAL RETURN
FOR PERIODS ENDED MAY 31, 1998
                                         SIX MONTHS    ONE YEAR

Social Awareness Fund A Class              +13.51%     +33.85%
Standard & Poor's 500 Index                +15.07%     +30.69%
Domini Social 400 Index                    +15.16%     +33.20%
Lipper Growth Fund Average (970 Funds)     +11.98%     +25.86%

The Domini Social 400 Index is an unmanaged benchmark of 400 U.S. corporations that pass multiple, broad-based social screens set by Kinder, Lyndenberg, Domini & Co., an investment research firm in Cambridge, MA. Fund and Lipper performance quoted above is based on net asset value without effect of sales charges. The S&P 500 Index is an unmanaged composite of large company stocks. SEC-mandated performance and fee waiver information for all share classes can be found on page 8. Past performance does not guarantee future results.


for total
  return
    3

     By combining growth and value investing into one comprehensive strategy, we believe your Fund can seek attractively priced stocks with favorable long-term earnings prospects.

     At the start of fiscal 1998 in December, we were concerned about inflation in the U.S. and the effects of economic crises in Asia. Remarkably, consumer spending and corporate investment has remained high, U.S. Commerce Department figures show. A drop in oil prices and corporate productivity improvements have helped keep prices down. Low inflation enabled the Federal Reserve Board to keep its interest rate target at 5.5%.

     The U.S. economy has been able to weather the Asian economic storm without much damage through May 31. Still, investors are concerned that continuing financial problems in Asia may further crimp the region's demand for U.S. products. In addition, Asian countries have also begun to increase exports to the U.S. - increasing competition for domestic producers.

     On the following pages, your Fund's manager - T. Scott Wittman, President and Chief Investment Officer at Vantage - explains Social Awareness Fund's strategy in detail and provides his outlook for the remainder of the 1998 fiscal year.

     In closing, we thank you for choosing to make our socially conscious, technology-based investment strategy part of your investment portfolio.

Sincerely,

/s/Wayne A. Stork

WAYNE A. STORK
Chairman

/s/Jeffrey J. Nick

JEFFREY J. NICK
President and Chief Executive Officer


PORTFOLIO HIGHLIGHTS
MAY 31, 1998
                                   SOCIAL       DOMINI
                                  AWARENESS     SOCIAL    S&P 500
                                    FUND      400 INDEX    INDEX
Median Market Capitalization
  ($billions)                        $6.0        $3.4       $7.7
Number of Stocks                      112         400        500
Average Stock Price-to-Earnings
  Ratio                              22.2x       28.4x      26.1x

P/E ratio based on a consensus of analysts' estimates for calendar 1998.


for total
 return
   4


PORTFOLIO MANAGER'S REVIEW


INVESTMENT STRATEGY
Social Awareness Fund's stock picking technique evaluates some 1,200 mid and large cap U.S. stocks every business day. Companies are first examined to see whether they meet your Fund's socially responsible parameters.

     Social Awareness Fund avoids companies that:
(bullet) Pollute the environment;
(bullet) Produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power; (bullet) Make military weapons;
(bullet) Conduct animal testing for cosmetics or personal care products
         (see page 7);
(bullet) Make alcoholic beverages or tobacco products; or (bullet) Are involved in the gambling industry.

     During the first half of the 1998 fiscal year, approximately 800 companies met our social screens. We then employ Vantage's proprietary computer software, which allows us to evaluate the companies on a quantitative basis every business day.

      We evaluate raw data from each company - its stock's price/earnings ratio, earnings estimates from many Wall Street analysts and the amount of profit paid out as dividends each year. A potential stock is then compared and ranked against all other stocks in its industry sector. If a stock has growth and value characteristics, it is a prime candidate for Social Awareness Fund's investment portfolio.

     Our analysis leads to:
(bullet) Stocks with a low price/earnings ratio - stocks whose share price is low in relation to its earnings per share; and, (bullet) Companies whose earnings growth rates are accelerating and/or whose earnings results have risen above previous estimates.

STRATEGIC POSITIONING
Screening out certain companies based on social responsibility should not adversely affect Social Awareness Fund's long-term performance, in our opinion. We believe that your Fund's ability to select attractive stocks is the main contributor to total return.

     During the first half of fiscal 1998, we sought companies that appeared to be geared for long-term growth rather than temporarily benefiting from the current wave of U.S. prosperity. We focused on stocks that have demonstrated earnings momentum over the past two years. We found the most promising opportunities in your Fund's two largest sectors - financial and technology.

     The financial sector is benefiting from internal expansion, restructuring and merger activity. Two of your Fund's top ten holdings have benefited from such activity - TRAVELERS GROUP and CHASE MANHATTAN.

     In April, Travelers Group announced its intention to merge with Citicorp, which if completed would be the biggest financial services merger ever. Travelers also announced a partnership with Nikko Securities, of Japan, this past spring. These moves may enhance Travelers' earnings potential.

     We are especially pleased with the performance of Chase Manhattan, your Fund's third largest holding as of May 31. Chase announced expansion plans that have the potential to lead to double digit earnings growth over the next few years.

for total
  return
    5

     Your Fund has slightly increased its weighting in technology stocks since 1997 fiscal year-end. We believe the new product lines of some technology companies bode well for their stocks' long-term capital appreciation potential.

     When evaluating technology stocks, we pay more attention to the "upgrade cycle" rather than the business cycle. Technology companies are under intense pressure to improve their products within relatively short periods of time.

     One company that has recently made strides in upgrading its products is APPLE COMPUTER. In our view, Apple's stock could be poised for a turnaround after years of weak performance. We bought shares last winter after our quantitative analysis showed the stock met our growth and value parameters.

     To regain a greater share of the personal computer market, Apple has introduced a new low priced personal computer. This strategy appears to be working well and Apple's share of the personal computer market has grown since November.

     One technology company that did not meet our expectations during the first half was WESTERN DIGITAL. The computer hardware firm has suffered from an inventory glut and declining profit margins as the personal computer market has shifted from high-end products to computers priced in the $1,000 range. We sold your Fund's holdings of Western Digital this past spring.

     On occasion, a company will be sold from your Fund's investment portfolio if it fails to measure up to our social screens - regardless of the stock's performance. One such company this past fall was TIMKEN, a steel fabricator that makes ball bearings - steel balls used to reduce friction in machinery. Timken contracted with the U.S. military to make ball bearings for weapons.

[GRAPHIC OMITTED: text within ovals of THE EFFICIENCY OF
                  QUANTITATIVE INVESTING]

    THE EFFICIENCY OF QUANTITATIVE INVESTING

        VANTAGE'S QUANTITATIVE APPROACH

      OBJECTIVE ANALYSIS OF EACH COMPANY
         BASED ON FUNDAMENTAL FACTORS

  RANKING OF STOCKS BASED ON BOTH GROWTH AND
            VALUE CHARACTERISTICS

STOCKS CHOSEN FOR PORTFOLIO IN RELATION TO ITS
    ATTRACTIVENESS TO OTHER STOCKS WITHIN
              THE SAME SECTOR


for total
  return
    6

OUTLOOK
The U.S. stock market has thrived during the past three years amid rising corporate profits. While the economy remains strong, recent reports indicate that profits are being squeezed due to rising wage costs and the inability of some companies to raise prices. U.S. companies are trying to remain price competitive with lower-priced imports from Asia.

     Although profit growth may be slipping, profits remain high by historical standards. We believe uncertainty about future earnings for many companies may lead to increased volatility in the U.S. stock market in the coming months. However, we believe volatility can allow us to uncover capital appreciation potential. In our view, volatility provides an opportunity for our quantitative strategy to identify value stocks with growth characteristics.

     Our approach combines socially responsible investing with an objective method of picking stocks. We believe the Fund is well-positioned to capitalize on any market weakness for the remainder of fiscal 1998.

OUR APPROACH COMBINES SOCIALLY RESPONSIBLE INVESTING WITH AN
OBJECTIVE METHOD OF PICKING STOCKS. WE BELIEVE THE FUND IS WELL-
POSITIONED TO CAPITALIZE ON ANY MARKET WEAKNESS FOR THE REMAINDER OF
FISCAL 1998.

T. SCOTT WITTMAN

President and Chief Investment Officer
Vantage Investment Advisors
June 5, 1998


[PHOTO OF KEYBOARD]


SECTOR DIVERSIFICATION
SOCIAL AWARENESS FUND VS. DOMINI SOCIAL 400 INDEX
MAY 31, 1998

                                            ALLOCATION
                                SHARE OF    CHANGE FROM
                                 FUND'S     NOVEMBER 30,   SHARE OF
SECTORS                        NET ASSETS       1997        INDEX
Banking, Finance & Insurance      25.9%        -4.1%        20.1%
Retail & Consumer Services        14.7%        +4.3%        18.8%
Technology                        14.5%        +4.1%        17.1%
Telecommunications                11.0%        -1.7%         4.6%
Basic Industry & Capital Goods     8.7%        +0.7%        13.8%
Food & Beverage                    6.1%        -1.4%         8.8%
Health Care                        6.0%        -0.7%         8.6%
Transportation/Energy              5.1%        +0.8%         4.3%
Media                              4.6%        +0.2%         3.9%
Cash                               3.4%        -2.2%         0

Fund and Index weightings are as of May 31, 1998.


for total
  return
    7


TOP TEN HOLDINGS
MAY 31, 1998

                                                          SHARE OF
COMPANY                          INDUSTRY                NET ASSETS
AT&T Corp.                 Telecommunications               2.6%
BellSouth Corp.            Telecommunications               2.5%
Chase Manhattan Corp.      Banking and Finance              2.4%
Allstate Corp.             Property/Casualty Insurance      1.9%
First Union Corp.          Banking and Finance              1.9%
U.S. West Communications   Telecommunications               1.7%
EMC Corp.                  Technology                       1.6%
Schering-Plough Corp.      Pharmaceuticals                  1.6%
Travelers Group            Diversified Financial            1.5%
AMR Corp.                  Airline                          1.5%
TOTAL                                                      19.2%




ANIMAL TESTING FOR COSMETICS:
A NEW SOCIAL SCREEN

     On June 18, 1998, your Fund's Board of Directors voted to allow Social Awareness Fund's subadviser -- Vantage Investment Advisors -- to screen out companies that conduct testing on animals for cosmetics and personal care products from consideration for your Fund's investment portfolio.

     Effective July 1, 1998, your Fund's management will avoid investing in and eliminate from the portfolio any cosmetics or personal products maker that tests products and/or potentially harmful chemicals on animals.

     Our research has shown that many socially responsible investors share a common ethical concern about testing on animals for non-medical purposes. Some cosmetic companies subject animals to chemicals and cosmetic products in concentrations that lead to an animal's injury or death. Federal law does not require cosmetics to test products for safety, but many do to cover potential legal liabilities and reduce insurance costs.

     Your Fund's animal testing screen does not apply to pharmaceutical products, which must undergo animal testing as a matter of law.
Pharmaceutical companies employ animal testing prior to clinical trials on people.

     As of May 31, 1998, some of the pharmaceutical companies in your Fund's portfolio had cosmetic-making subsidiaries. Using research data provided by Kinder, Lyndenberg, Domini & Co., we are determining if these subsidiaries meet the Fund's animal testing screen. We will sell our positions if they do not.


for total
  return
    8

[GRAPHIC OMITTED: WORM CHART OF SOCIAL AWARENESS FUND'S LIFETIME PERFORMANCE]

SOCIAL AWARENESS FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENT
FEBRUARY 24, 1997 THROUGH MAY 31, 1998

MONTH         SOCIAL AWARENESS          S&P 500
AND YEAR        FUND A CLASS             INDEX

2/24/97           $ 9,529               $10,000
3/31/97           $ 8,800               $ 9,589
4/30/97           $ 9,294               $10,162
5/31/97           $ 9,821               $10,780
6/30/97           $10,112               $11,263
7/31/97           $11,099               $12,159
8/31/97           $10,673               $11,478
9/30/97           $11,446               $12,107
10/31/97          $11,065               $11,702
11/30/97          $11,581               $12,244
12/31/97          $11,862               $12,454
1/31/97           $11,828               $12,592
2/28/98           $12,807               $13,500
3/31/98           $13,438               $14,192
4/30/98           $13,574               $14,334
5/31/98           $13,146               $14,089

Chart assumes $10,000 invested on February 24, 1997 and includes the effect of a 4.75% front-end sales charge and reinvestment of distributions. Returns for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.


SOCIAL AWARENESS FUND PERFORMANCE
AVERAGE ANNUAL RETURNS THROUGH MAY 31, 1998

                                  LIFETIME              ONE YEAR
Class A (Est. 2/24/97)
      Excluding Sales Charge       +28.94%              +33.85%
      Including Sales Charge       +24.12%              +27.45%
Class B (Est. 2/24/97)
      Excluding Sales Charge       +28.07%              +32.86%
      Including Sales Charge       +25.10%              +28.86%
Class C (Est. 2/24/97)
      Excluding Sales Charge       +28.07%              +32.86%
      Including Sales Charge       +28.07%              +31.86%

ALL PERFORMANCE INCLUDES REINVESTMENT OF DISTRIBUTIONS AND APPLICABLE SALES CHARGES AS DESCRIBED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. PERFORMANCE FOR CLASS B AND C SHARES EXCLUDING SALES CHARGE ASSUMES EITHER THE INVESTMENT WAS NOT REDEEMED OR CONTINGENT SALES CHARGES DID NOT APPLY.

CLASS A shares have a 4.75% maximum front-end sales charge and a 12b-1 fee.
CLASS B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
CLASS C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for the periods shown. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period, and cumulative returns for the one-year and six-month periods ended May 31, 1998 for Social Awareness Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +29.28%, +34.16% and +13.68%, respectively.


for total return 9

FINANCIAL STATEMENTS

DELAWARE GROUP EQUITY FUNDS II, INC. -
SOCIAL AWARENESS FUND
STATEMENT OF NET ASSETS
MAY 31, 1998 (UNAUDITED)

                                              NUMBER OF     MARKET
                                               SHARES       VALUE

  COMMON STOCK - 96.81%
  AUTOMOBILES & AUTO PARTS - 0.20%
  PACCAR                                        1,600   $     88,350
                                                        ------------
                                                              88,350
                                                        ------------
  BANKING & FINANCE  - 19.44%
  Ahmanson (H.F.) & Co.                         3,270        249,337
  AmSouth Bancorporation                       10,203        392,178
  Bank of Boston                                2,475        260,803
  BankAmerica                                   3,525        291,473
  Bankers Trust New York                        4,675        577,362
  Bear Stearns                                  6,095        330,654
  Chase Manhattan                               8,150      1,107,891
  City National                                 7,905        290,509
  Comerica                                      8,070        530,602
  Commerce Bancshares                           7,200        350,100
  Edwards (A.G.)                               10,955        442,993
  First Chicago NBD                             1,260        110,171
  First Union                                  15,590        862,322
  Mellon Bank                                   6,720        453,180
  National City                                 4,712        319,265
  NationsBank                                   2,820        213,615
  PaineWebber Group                            11,505        493,996
  Republic New York                             2,025        260,086
  SLM Holding                                  12,902        515,274
  T. Rowe Price Associates                      4,000        141,750
  Travelers Group                              11,635        709,735
                                                        ------------
                                                           8,903,296
                                                        ------------
  BUILDINGS AND MATERIALS - 2.21%
  Kaufman & Broad Home                         24,500        629,344
  Masco                                         4,400        247,500
  Oakwood Homes                                 4,990        135,666
                                                        ------------
                                                           1,012,510
                                                        ------------
  CABLE, MEDIA & PUBLISHING - 4.63%
  Dun & Bradstreet                             14,690        495,787
  Ennis Business Forms                          2,475         27,225
  Gannett                                       8,860        584,206
  McGraw-Hill                                   4,100        320,569
  New York Times                                5,485        386,692
  Omnicom Group                                 6,560        307,090
                                                        ------------
                                                           2,121,569
                                                        ------------
  CHEMICALS - 0.01%
  International Flavors & Fragrances              460         22,080
                                                        ------------
                                                              22,080
                                                        ------------
  COMPUTERS & TECHNOLOGY - 13.52%
* American Power Conversion                    14,420        432,149
* Apple Computer                               21,700        577,084
  Compaq Computer                              12,054        329,225
* Dell Computer                                 7,600        626,287
  Deluxe                                       10,925        366,670
* EMC                                          17,400        721,012
  HBO                                          10,630        613,550
* Lexmark International Group A                 8,900        493,950
* Microsoft                                     6,000        509,062
* PeopleSoft                                   11,400        497,325
* Storage Technology                            5,810        487,314
* Symantec                                     22,500        537,187
                                                        ------------
                                                           6,190,815
                                                        ------------
  CONSUMER PRODUCTS - 4.33%
  Avon Products                                 3,015        246,665
  Brinker International                        21,800        474,150
  Clorox                                        2,690        224,615
  Maytag                                       10,800        544,725
  Premark International                         2,800         89,775
  Rubbermaid                                   12,300        401,287
                                                        ------------
                                                           1,981,217
                                                        ------------
  ELECTRONICS & ELECTRICAL - 1.02%
* Anixter International                         5,940        119,543
  Xerox                                         3,400        349,350
                                                        ------------
                                                             468,893
                                                        ------------
  ENERGY - 3.40%
  Helmerich & Payne                            14,800        373,700
* Oryx Energy                                   5,180        120,759
  Sun                                          13,420        570,350
  US Industries                                18,600        490,575
                                                        ------------
                                                           1,555,384
                                                        ------------
  ENVIRONMENTAL SERVICES - 0.83%
  Republic Industries                          15,500        381,688
                                                        ------------
                                                             381,688
                                                        ------------
FOOD & BEVERAGE - 6.14%
* Agribrands International                         80          2,740
  Campbell Soup                                 4,285        233,533
  Coca Cola                                     5,555        435,373
  Cracker Barrell Old Country Store               600         19,369
  Flowers Industries                           26,180        539,963
  Hershey Foods                                 4,245        293,966
  International Multifoods                      1,000         29,750
  Interstate Bakeries                          10,150        327,338
  McCormick and Company                        11,400        380,119
  Quaker Oats                                   5,490        316,704
  Ralston-Purina Group                            800         89,050
  Universal Foods                               5,440        129,540
* Vlassic Foods International                     429          9,293
                                                        ------------
                                                           2,806,738
                                                        ------------

10 for total return

  HEALTHCARE & PHARMACEUTICALS - 6.03%
* Agouron Pharmaceuticals                       4,050        137,953
* Arterial Vascular Engineering                17,600        543,950
* Beverly Enterprises                          32,330        462,723
* Health Management Associates                  8,200        244,463
  Johnson & Johnson                             5,600        386,750
* Lincare Holdings                              2,985        225,368
* PharMerica                                    3,882         47,191
  Schering-Plough                               8,510        712,181
                                                        ------------
                                                           2,760,579
                                                        ------------
  INDUSTRIAL MACHINERY - 3.92%
  Cincinnati Milacron                          17,700        529,894
  Deere & Co.                                  12,700        658,813
  Ingersoll-Rand                               13,400        603,838
                                                        ------------
                                                           1,792,545
                                                        ------------
  INSURANCE - 6.52%
  Allstate                                      9,215        867,362
  Conseco                                      10,000        466,250
  Marsh & McLennan                              4,880        427,305
  Mercury General                               4,130        263,546
  Mid Ocean                                     1,210         92,111
  Old Republic International                   14,693        418,736
  Reliance Group Holdings                      24,980        451,201
                                                        ------------
                                                           2,986,511
                                                        ------------
  LEISURE, LODGING & ENTERTAINMENT - 1.31%
  Fleetwood Enterprises                        13,760        550,400
* King World Productions                        1,920         48,960
                                                        ------------
                                                             599,360
                                                        ------------
  METALS AND MINING - 0.28%
  Cleveland Cliffs Iron                         2,440        129,167
                                                        ------------
                                                             129,167
                                                        ------------
  PACKAGING & CONTAINERS - 0.23%
* Sealed Air                                    2,010        107,535
                                                        ------------
                                                             107,535
                                                        ------------
  RETAIL - 7.89%
  CVS Corporation                               3,710        260,396
* Federated Department Stores                   6,800        352,325
  Fingerhut                                    11,900        348,819
  Gap                                           5,792        312,768
  Jostens                                      20,650        521,413
  Pier 1 Imports                               19,465        468,377
  Ross Stores                                  11,615        515,416
* Safeway                                      10,840        394,982
  TJX                                           9,340        436,645
                                                        ------------
                                                           3,611,141
                                                        ------------
  TELECOMMUNICATIONS - 11.03%
  Alltel                                        9,600        378,600
  Ameritech                                    11,160        473,602
  AT&T                                         19,630      1,194,976
  BellSouth                                    17,800      1,148,100
  SBC Communications                           12,150        472,331
* Tellabs                                       9,070        623,279
  U.S. West Communications Group               14,980        760,235
                                                        ------------
                                                           5,051,123
                                                        ------------
  TEXTILES, APPAREL & FURNITURE - 1.18%
* Tommy Hilfiger                                8,000        538,000
                                                        ------------
                                                             538,000
                                                        ------------
  TRANSPORTATION & SHIPPING - 1.70%
* AMR                                           4,570        703,494
* UAL                                             940         74,671
                                                        ------------
                                                             778,165
                                                        ------------
  MISCELLANEOUS - 0.99%
* Input/Output                                 20,600        453,200
                                                        ------------
                                                             453,200
                                                        ------------
  TOTAL COMMON STOCK (COST $39,285,900)                   44,339,866
                                                        ------------


  for total return 11


                                            PRINCIPAL       MARKET
                                             AMOUNT          VALUE

  REPURCHASE AGREEMENTS - 3.95%
  With Chase Manhattan 5.53% 6/1/98
    (dated 5/29/98, collateralized by
    $633,000 U.S Treasury Notes 6.625%
    due 4/30/02, market value $658,562)      $645,000   $    645,000
  With J.P. Morgan Securities 5.55% 6/1/98
    (dated 5/29/98, collateralized by
    $597,000 U.S Treasury Notes 6.00%
    due 6/30/99, market value $614,926)       602,000        602,000
  With PaineWebber 5.55% 6/1/98
    (dated 5/29/98, collateralized by
    $279,000 U.S. Treasury Notes 5.75% due
    11/15/00, market value $280,493 and
    $276,000 U.S. Treasury Notes 7.50%
    due 11/15/01, market value $293,593)      563,000        563,000
                                                        ------------
  TOTAL REPURCHASE AGREEMENTS
    (COST $1,810,000)                                      1,810,000
                                                        ------------

  TOTAL MARKET VALUE OF SECURITIES OWNED
    (COST $41,095,900) - 100.76%                        $ 46,149,866
  LIABILITIES IN EXCESS OF RECEIVABLES
    AND OTHER ASSETS - (0.76%)                              (348,061)
                                                        ------------
  NET ASSETS APPLICABLE TO 3,938,627 SHARES
    ($1 PAR VALUE) OUTSTANDING - 100.00%                $ 45,801,805
                                                        ============

  NET ASSET VALUE - SOCIAL AWARENESS FUND A CLASS
    ($22,371,343 / 1,914,861 SHARES)                          $11.68
                                                        ============
  NET ASSET VALUE - SOCIAL AWARENESS FUND B CLASS
    ($18,525,922 / 1,600,456 SHARES)                          $11.58
                                                        ============
  NET ASSET VALUE - SOCIAL AWARENESS FUND C CLASS
    ($4,560,619 / 393,964 SHARES)                             $11.58
                                                        ============
  NET ASSET VALUE - SOCIAL AWARENESS FUND
    INSTITUTIONAL CLASS
    ($343,921 / 29,346 SHARES)                                $11.72
                                                        ============

------------
*Non-income producing securities for the period ended 5/31/98.

  COMPONENTS OF NET ASSETS AT MAY 31, 1998:
  Common stock, $1 par value, 200,000,000 shares
    authorized to the Fund with 100,000,000 shares
    allocated to Social Awareness Fund A Class,
    25,000,000 shares allocated to Social Awareness
    Fund B Class, 25,000,000 shares allocated to
    Social Awareness Fund C Class, and 50,000,000
    shares allocated to Social Awareness
    Fund Institutional Class                             $41,074,859
    Accumulated net investment loss                          (33,925)
    Accumulated net realized loss on investments            (293,097)
    Net unrealized appreciation of investments             5,053,968
                                                        ------------
    Total net assets                                     $45,801,805
                                                        ============

  NET ASSET VALUE AND OFFERING PRICE PER SHARE -
    SOCIAL AWARENESS FUND A CLASS
  Net asset value A Class (A)                                 $11.68
  Sales charge (4.75% of offering price, or 4.97%
    of amount invested per share) (B)                           0.58
                                                        ------------
  Offering price                                              $12.26
                                                        ============

------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes


12 for total return


DELAWARE GROUP EQUITY FUNDS II, INC. -
SOCIAL AWARENESS FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Dividends                                  $    185,909
Interest                                         49,425    $    235,334
                                           ------------

EXPENSES:
Management fees                                 111,938
Distribution expense                             87,686
Dividend disbursing and transfer agent
  fees and expenses                              46,397
Registration fees                                20,944
Accounting and administration                     7,047
Directors' fees                                     616
Reports and statements to shareholders              500
Custodian fees                                      450
Taxes (other than taxes on income)                  445
Other                                               565
                                           ------------
                                                276,588
                                           ------------
Less expenses absorbed by Delaware
  Management Company                             (7,329)
                                           ------------
                                                                269,259
                                                           ------------
NET INVESTMENT LOSS                                             (33,925)
                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
Net realized loss on investment transactions                   (284,606)
Net change in unrealized appreciation/depreciation
  of investments                                              3,082,066
                                                           ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS                                              2,797,460
                                                           ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                            $2,763,535
                                                           ============

See accompanying notes

DELAWARE GROUP EQUITY FUNDS II, INC. -
SOCIAL AWARENESS FUND
STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS
                                               ENDED           2/24/97*
                                              5/31/98             TO
                                            (UNAUDITED)        11/30/97

INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
Net investment loss                        $    (33,925)   $     (9,231)
Net realized gain (loss) on
  investment transactions                      (284,606)         75,984
Net change in unrealized appreciation/
  depreciation of investments                 3,082,066       1,971,902
                                           ------------    ------------
Net increase in net assets resulting
  from operations                             2,763,535       2,038,655
                                           ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investment transactions:
  Social Awareness Fund A Class                 (38,406)             --
  Social Awareness Fund B Cass                  (30,948)             --
  Social Awareness Fund C Class                  (5,476)             --
  Social Awareness Fund Institutional Class        (414)             --
                                           ------------    ------------
                                                (75,244)             --
                                           ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Social Awareness Fund A Class              13,357,753       8,566,240
  Social Awareness Fund B Class              10,883,365       6,337,744
  Social Awareness Fund C Class               3,114,903       1,169,590
  Social Awareness Fund Institutional Class     228,572       1,681,093
Net asset value of shares issued upon
  reinvestment of distributions from net
  realized gain on investment transactions:
  Social Awareness Fund A Class                  35,864              --
  Social Awareness Fund B Class                  29,609              --
  Social Awareness Fund C Class                   5,197              --
  Social Awareness Fund Institutional
  Class                                             414              --
                                           ------------    ------------
                                             27,655,677      17,754,667
                                           ------------    ------------

Cost of shares repurchased:
  Social Awareness Fund A Class              (1,552,755)       (314,600)
  Social Awareness Fund B Class                (340,916)        (94,130)
  Social Awareness Fund C Class                 (79,270)        (10,931)
  Social Awareness Fund Institutional
  Class                                          (1,256)     (1,941,627)
                                           ------------    ------------
                                             (1,974,197)     (2,361,288)
                                           ------------    ------------

Increase in net assets derived from
  capital share transactions                 25,681,480      15,393,379
                                           ------------    ------------
NET INCREASE IN NET ASSETS                   28,369,771      17,432,034

NET ASSETS:
Beginning of year                            17,432,034              --
                                           ------------    ------------
End of year                                $ 45,801,805    $ 17,432,034
                                           ============    ============

------------
*Date of commencement of operations.

See accompanying notes


for total return 13


DELAWARE GROUP EQUITY FUNDS II, INC. - SOCIAL AWARENESS FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                            SOCIAL AWARENESS FUND
                                                                   A CLASS
                                                         -------------------------
                                                          SIX MONTHS     2/24/972
                                                            ENDED           TO
                                                          5/31/981      11/30/97
                                                         (UNAUDITED)

Net asset value, beginning of period                       $10.330       $ 8.500

Income from investment operations:
    Net investment income (loss)3                            0.007         0.007
     Net realized and unrealized
     gain on investments                                     1.383         1.823
                                                           -------       -------
     Total from investment operations                        1.390         1.830
                                                           -------       -------


Less distributions:
     Distributions from net realized
     gain on investment transactions                        (0.040)           --
                                                           -------       -------

     Total dividends and distributions                      (0.040)           --
                                                           -------       -------

Net asset value, end of period                             $11.680       $10.330
                                                           =======       =======
Total return 4                                              13.51%        21.53%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)               $22,371       $ 9,115
     Ratio of expenses to average net assets                 1.45%         1.50%
     Ratio of expenses to average net assets
     prior to expense limitation                             1.67%         1.96%
     Ratio of net investment income
     (loss) to average net assets                            0.13%         0.38%
     Ratio of net investment income (loss) to average
     net assets prior to expense limitation                 (0.09%)       (0.08%)
     Portfolio turnover                                        17%           29%



                                                            SOCIAL AWARENESS FUND
                                                                   B CLASS
                                                         -------------------------
                                                          SIX MONTHS     2/24/972
                                                            ENDED           TO
                                                          5/31/981      11/30/97
                                                         (UNAUDITED)

Net asset value, beginning of period                       $10.280       $ 8.500

Income from investment operations:
    Net investment income (loss)3                           (0.034)       (0.044)
     Net realized and unrealized
     gain on investments                                     1.374         1.824
                                                           -------       -------
     Total from investment operations                        1.340         1.780
                                                           -------       -------

Less distributions:
     Distributions from net realized
     gain on investment transactions                        (0.040)           --
                                                           -------       -------

     Total dividends and distributions                      (0.040)           --
                                                           -------       -------

Net asset value, end of period                             $11.580       $10.280
                                                           =======       =======
Total return 4                                              13.09%        20.94%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)               $18,526       $ 6,919
     Ratio of expenses to average net assets                 2.20%         2.20%
     Ratio of expenses to average net assets
     prior to expense limitation                             2.42%         2.66%
     Ratio of net investment income
     (loss) to average net assets                           (0.58%)       (0.32%)
     Ratio of net investment income (loss) to average
     net assets prior to expense limitation                 (0.80%)       (0.78%)
     Portfolio turnover                                        17%           29%



                                                            SOCIAL AWARENESS FUND
                                                                   C CLASS
                                                         -------------------------
                                                          SIX MONTHS     2/24/972
                                                            ENDED           TO
                                                          5/31/981      11/30/97
                                                         (UNAUDITED)

Net asset value, beginning of period                       $10.280       $ 8.500

Income from investment operations:
     Net investment income (loss)3                          (0.034)       (0.044)
     Net realized and unrealized
     gain on investments                                     1.374         1.824
                                                           -------       -------
     Total from investment operations                        1.340         1.780
                                                           -------       -------

Less distributions:
     Distributions from net realized
     gain on investment transactions                        (0.040)           --
                                                           -------       -------

     Total dividends and distributions                      (0.040)           --
                                                           -------       -------

Net asset value, end of period                             $11.580       $10.280
                                                           -------       -------

Total return 4                                              13.09%        20.94%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)               $ 4,561       $ 1,290
     Ratio of expenses to average net assets                 2.20%         2.20%
     Ratio of expenses to average net assets
     prior to expense limitation                             2.42%         2.66%
     Ratio of net investment income
     (loss) to average net assets                           (0.58%)       (0.32%)
     Ratio of net investment income (loss) to average
     net assets prior to expense limitation                 (0.80%)       (0.78%)
     Portfolio turnover                                        17%           29%

------------
1 Ratios have been annualized and total return has not been annualized.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 The average shares outstanding method has been applied for per share information.
4 Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and C Class shares.

See accompanying notes

14 for total return


                                                            SOCIAL AWARENESS FUND
                                                             INSTITUTIONAL CLASS
                                                         -------------------------
                                                          SIX MONTHS     2/24/972
                                                            ENDED           TO
                                                          5/31/981      11/30/97
                                                         (UNAUDITED)

Net asset value, beginning of period                       $10.350       $ 8.500

Income from investment operations:
     Net investment income (loss)3                           0.022         0.029
     Net realized and unrealized gain on
     investments                                             1.388         1.821
                                                           -------       -------
     Total from investment operations                        1.410         1.850
                                                           -------       -------

Less distributions:
     Distributions from net realized gain on
     investment transactions                                (0.040)           --
                                                           -------       -------
     Total dividends and distributions                      (0.040)           --
                                                           -------       -------

Net asset value, end of period                             $11.720       $10.350
                                                           =======       =======
Total return                                                13.68%        21.77%

Ratios and supplemental data:
     Net assets, end of period (000 omitted)                  $344          $107
     Ratio of expenses to average net assets                 1.20%         1.20%
     Ratio of expenses to average net assets
     prior to expense limitation                             1.42%         1.66%
     Ratio of net investment income (loss)
     to average net assets                                   0.42%         0.68%
     Ratio of net investment income (loss) to average
     net assets prior to expense limitation                  0.20%         0.22%
     Portfolio turnover                                        17%           29%

------------
1 Ratios have been annualized and total return has not been annualized.
2 Date of commencement of trading; ratios have been annualized and total return has not been annualized.
3 The average shares outstanding method has been applied for per share information.

See accompanying notes


DELAWARE GROUP EQUITY FUNDS II, INC. -
SOCIAL AWARENESS FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998
(UNAUDITED)


Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company
Act of 1940, as amended. The Company is organized as a Maryland
Corporation and offers four series, the Decatur Income Fund, the Decatur Total Return Fund, the Blue Chip Fund and the Social Awareness
Fund. These financial statements and related notes pertain to the Social Awareness Fund (the "Fund"). The Fund offers four classes of shares. The Social Awareness Fund A Class carries a front-end sales charge of 4.75%. The Social Awareness Fund B Class carries a back-end sales charge. The Social Awareness Fund C Class carries a level load deferred sales charge and the Social Awareness Fund Institutional
Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the
Fund:

SECURITY VALUATION - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.
Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

FEDERAL INCOME TAXES - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

CLASS ACCOUNTING - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class.
Distribution expenses relating to a specific class are charged directly to that class.

REPURCHASE AGREEMENTS - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds.
The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government.
The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

OTHER - Expenses common to all Funds within the Delaware Investments
Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains annually.

for total return 15


Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT MANAGEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At May 31, 1998, the Fund had a liability for investment management fees and other expenses payable to DMC of $89,635.

DMC has entered into a sub-advisory agreement with Vantage Global
Advisors with respect to the management fee of the Funds. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the daily rate of 0.20% of average daily net assets averaging one year old or less and 0.25% of average daily net assets averaging two years old or less, but greater than one year old. The
Funds do not pay any fees to the sub-advisers.

DMC has elected to waive the portion if any of the management fee and reimburse the Funds to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.20% of average daily net assets of the Fund through January 31, 1999. Total expenses absorbed by DMC for the six months ended May 31, 1998, were $7,329.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing agent, transfer agent and accounting services agent for the Fund. For the six months ended May 31, 1998, the Fund expensed $46,397 for dividend disbursing and transfer agent services and $5,874 for accounting services. At May 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $94,279.

Pursuant to the Distribution Agreement, the Funds pays Delaware
Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.
For the period from February 1, 1998, through July 31, 1998, DDLP has elected to waive fees to ensure that annual fees received from A Class do not exceed 0.25% of the average daily net assets of A Class. No distribution expenses are paid by the Institutional Class. At May 31, 1998, the Fund had a liability for distribution fees and other expenses payable to DDLP for $226,255.

For the six months ended May 31, 1998, DDLP earned $64,125 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Funds. These officers, directors and employees are paid no compensation by the Funds.

3. INVESTMENTS
During the six months ended May 31, 1998, the Fund made purchases of $27,543,178 and sales of $2,442,369 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $5,053,383 of which $5,583,786 related to unrealized appreciation of securities and $530,403 related to unrealized depreciation of securities. At May 31, 1998, the aggregate cost of securities for federal income tax purposes was $41,496,483.

4. CAPITAL STOCK
Transactions in capital stock were as follows:
                                          12/1/97          2/24/97*
                                             TO               TO
                                          5/31/98          11/30/97

Shares sold:
     Social Awareness Fund A Class         1,164,955          915,132
     Social Awareness Fund B Class           954,076          682,677
     Social Awareness Fund C Class           275,041          126,620
     Social Awareness Fund Institutional
     Class                                    19,064          196,601

Shares issued upon reinvestment of
     dividends from net investment income
     and net realized gains on investment
     transactions:
     Social Awareness Fund A Class             3,485               --
     Social Awareness Fund B Class             2,897               --
     Social Awareness Fund C Class               509               --
     Social Awareness Fund Institutional
     Class                                        40               --
                                       -------------    -------------
                                           2,420,067        1,921,030
                                       -------------    -------------

Shares repurchased:
     Social Awareness Fund A Class          (135,580)         (33,130)
     Social Awareness Fund B Class           (29,771)          (9,424)
     Social Awareness Fund C Class            (7,140)          (1,066)
     Social Awareness Fund Institutional
     Class                                      (113)        (186,246)
                                       -------------    -------------
                                            (172,604)        (229,866)
                                       -------------    -------------
Net Increase                               2,247,463        1,691,164
                                       =============    =============

------------
*Date of commencement of operations.

5. LINES OF CREDIT
The Fund had a committed line of credit of $600,000. No amount was outstanding at May 31, 1998, or at any time during the fiscal year.

6. MARKET AND CREDIT RISK
The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF SOCIAL AWARENESS
FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Social Awareness
Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information.
The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

SUBADVISER
Vantage Investment Advisors
New York, New York

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

[PHOTO OF GLOBES]

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES ONLY
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments.
Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.


[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]


Printed in the USA
on recycled paper

SA-147 [5/98] PP7/98
(824)


